SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 8, 1998

                          MERRILL LYNCH DEPOSITOR, INC.
           (on behalf of Public STEERS(R) Series 1998 MCIC-P1 Trust)
             (Exact name of registrant as specified in its charter)

            Delaware                  333-29015                13-3891329
        (State or other              (Commission             (I.R.S. Employer
          jurisdiction               File Number)           Identification No.)
        of incorporation)

     World Financial Center,
       New York, New York                                        10281
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (212) 449-1000


                      INFORMATION TO BE INCLUDED IN REPORT

Item 1.           Changes in Control of Registrant

                  Not Applicable.

Item 2.           Acquisition or Disposition of Assets

                  Not Applicable.

Item 3.           Bankruptcy or Receivership

                  Not Applicable.

Item 4.           Changes in Registrant's Certifying Accountant

                  Not Applicable.

Item 5.           Other Events

                  On April 8, 1998, Public STEERS(R) Series 1998 MCIC-P1 Trust, for which Merrill Lynch Depositor, Inc. (the "Depositor") acted as depositor, issued $50,000,000 aggregate principal amount Trust Certificates and a call option on the Underlying Securities (as defined in the Supplement).

                  In connection therewith, the Depositor entered into a Public STEERS(R) Series 1998 MCIC-P1 Supplement, dated as of April 8, 1998 (the "Supplement"), by and between the Depositor, United States Trust Company of New York, as trustee (in such capacity, the "Trustee") and securities intermediary (in such capacity, the "Securities Intermediary"). The Supplement augments the Standard Terms for Trust Agreements, dated as of February 20, 1998 (the "Standard Terms"), by and between the Depositor and the Trustee and Securities Intermediary.


Item 6.           Resignation of Registrant's Directors

                  Not Applicable.

Item 7.           Financial Statements and Exhibits

                  (a)      Financial statements of businesses acquired.

                           Not Applicable.

                  (b)      Pro forma financial information.

                           Not Applicable.

                  (c)      Exhibits.

Item 601(a)
of Regulation S-K
Exhibit No.                                Description
-----------                                -----------


4.1 Series Supplement to the Standard Terms for Trust Agreements, dated as of April 8, 1998 between Merrill Lynch Depositor, Inc. and United States Trust Company of New York, as Trustee and as Securities Intermediary.

99.1                            Public STEERS(R) Series 1998 MCIC-P1 Trust
                                Terms Sheet dated March 25, 1998.


Item 8.           Change in Fiscal Year

                  Not Applicable.

Item 9.           Sales of Equity Securities Pursuant to Regulation S

                  Not Applicable.

                                   SIGNATURES

                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                         MERRILL LYNCH DEPOSITOR, INC.


Date:  April 15, 1998                    By: /s/ Frank D. Ronan
                                             -----------------------------
                                             Name:   Frank D. Ronan
                                             Title:  President


                                INDEX TO EXHIBITS


Exhibit No.                            Description
-----------                            -----------


4.1 Series Supplement to the Standard Terms for Trust Agreements, dated as of April 8, 1998 between Merrill Lynch Depositor, Inc. and United States Trust Company of New York, as Trustee and as Securities Intermediary.

99.1                            Public STEERS(R) Series 1998 MCIC-P1 Trust
                                Terms Sheet dated March 25, 1998.

(R)        "STEERS" is a registered service mark of Merrill Lynch & Co., Inc.